inuvo

INUV (NYSE American)

An Advertising Technology & Services Business with Proprietary, Patented Artificial Intelligence

October 2023

Presenting Today:

Barry Lowenthal, President

Barry.Lowenthal@inuvo.com



inuvo

Safe Harbor Statement / Non-Disclosure

This presentation includes or incorporates by reference statements that constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements relate to future events or to our future financial performance, and involve known and unknown risks, uncertainties and other factors that may cause the Company's actual results, levels of activity, performance, or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by these forward-looking statements. These statements include, but are not limited to, information or assumptions about expenses, capital and other expenditures, financing plans, capital structure, cash flow, liquidity, management's plans, goals and objectives for future operations and growth. In some cases, you can identify forward-looking statements by the use of words such as "may," "could," "expect," "intend," "plan," "seek," "anticipate," "believe," "estimate," "predict," "potential," "continue," or the negative of these terms or other comparable terminology. You should not place undue reliance on forward-looking statements since they involve known and unknown risks, uncertainties and other factors which are, in some cases, beyond our control and which could cause actual performance or results to differ materially from those expressed in or suggested by forward-looking statements. These statements are based on the current expectations or beliefs of the Company's management and are subject to various known and unknown risks that could cause actual results to differ materially from those described in the forward-looking statements, including, but not limited to, product demand, pricing, market acceptance, changing economic conditions, risks in product and technology development, the effect of the Company's accounting policies, increasing competition, the Company's ability to integrate companies and businesses acquired by it and certain other risk factors, including those that are set forth from time to time in the Company's filings with the United States Securities and Exchange Commission, which may cause the actual results, performance and achievements of the Company to be materially different from any future results, performance and achievements implied by such forward-looking statements.

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Artificial Intelligence Designed for the Future of Advertising. Now.

AI powered programmatic media buying, insights reporting, & media mix modeling

90 associates with offices in San Jose and Little Rock

$50M invested 27 Patents/Pending

Results that beat competitors on average by 67%



Richard Howe
Chief Executive Officer



Charles Morgan
Lead Independent Director



Jon Bond
Board Member

ACXIOM AbiliTec FICO hnc
InfoBase LiveRamp Personicx

THE OPPORTUNITY

The Market Opportunity

Digital advertising spend projected at

$271 billion

https://www.statista.com/outlook/dmo/digital-advertising/united-states

Programmatic media is a

$150 billion

market

https://www.insiderintelligence.com/content/state-of-programmatic-advertising-5-charts

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The Current Environment

Consumers are **demanding increased privacy**

Governments are implementing **privacy regulations** at a global scale

Audiences are becoming **difficult to reach** with traditional consumer tracking data

AI that enables targeting the **WHY not the WHO** is the only way forward

What We Built

Our AI, **IntentKey**, built in a lab at UCLA, sits on top of our web crawler.





It finds patterns and connections that **uncover insights and trends** to buy media **that reach audiences more effectively.**

*U.S. & Canada Traffic

How IntentKey Works


Website
Website
Website
Website


Analysis +
Concept
Discovery


Concept
Concept
Concept


Ad
Buying Platform

Websites are crawled

Web crawler initially trained on over **110B pages of content** with **1M+ new** URLs each day

AI analyzes data from web crawler

Finds **patterns and trends** to understand **WHY** URLs are visited

AI develops real-time, concept-based models

Understands consumer interests & **WHY** content is consumed via **25+M AI-identified concepts**

Ad shown when WHYs match

AI understands ideal audience and shows ads to **new audiences** with similar concepts

What is a Concept?


MPG
Used Car
Weddings
BBQ
Music
Honda
Insurance
Kansas City
Diamonds
Travel
Airlines
New Car
Honda Accord
Intent Signal
Intent Signal
Intent Signal
Intent Signal

Concepts are *why*-based **units of knowledge** about people, places, things, products, ideas, or even emotions – **essential for language and cognition.**

Collections of concepts signal intent to purchase or an interest associated with an audience.

ABOUT INTENTKEY

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Our AI Solves "Why?"

Everyone buying the same WHO-based audiences


Urban Living
Male Age 30-45
Dual HHI Income: $140,000
Interested in Technology
College Degree
Married With Two Children (10 And 8)
Frequent Business Traveler
Interested In Fashion


Trouble Sleeping
Wants to Improve Sleep Quality
Has Sleep Apnea
Quality Sleep
Difficulty Breathing
Owns a Snoring Dog
Needs Study Aids
Needs Noise Canceling Headphones
Listens to Music
Lives in a Big City
Short Snout
Live in Northern Geos
Business Traveler

Custom CONCEPT-based audiences identifying WHY & WHEN interest is shown

ABOUT INTENTKEY

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Our AI Drives Performance

Faster Updates

Models are updated every 5 minutes to reach audiences when interest is fresh rather than targeting stale data.

New Audiences

By crawling and analyzing the entire web, IntentKey discovers and targets niche audiences that advertisers may not have thought to target or had access to before.

Better Media Inventory

Our unique, real-time data allows our AI to analyze every ad impression event + full URL for better ad placement.

The Inuvo Client

Target Client

Mid-Size Media Agencies

16,735+
agencies in the US & Canada

https://www.statista.com/statistics/184810/establishments-in-us-advertising-and-related-services/

Inuvo market penetration
1%

Initiated Actions

19+
Growing sales, marketing, & support teams

YTD PR awareness / mentions
20+

FINAL TAKEAWAYS

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We deliver performance that beats incumbent media by up to

67%

Sampling of Brands

MIAMI, Real California Milk, DMA, Disney, AARP

AMC Theatres, Bose, Southwest, Toyota, Farm Bureau Insurance

Marzetti, Wynn Resorts, MoneyGram, Equinox, MINI

23andMe, Army National Guard, PlayStation, St. Jude Children's Research Hospital, Tepper, 19 Crimes

plante moran, City of Hope, Progressive, Holiday Inn Club Vacations, American Heart Association, Sony Pictures

Bell's, dish, Microsoft, St. Olaf College, Charles Schwab, Arizona Office of Tourism

No Kid Hungry, CB2, Make-A-Wish, Ride Up, overstock

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Attractive Growth Profile

INUV (NYSE AMERICAN)



Quarterly Revenue in Millions
$24
$20
$16
$12
$8
$4
$0
$7.6
$9.2
$12.9
$10.6
$12.6
$16.8
$19.7
$18.6
$22.6
$17.0
$17.6
$11.9
$16.7
Q2-2020
Q3-2020
Q4-2020
Q1-2021
Q2-2021
Q3-2021
Q4-2021
Q1-2022
Q2-2022
Q3-2022
Q4 2022
Q1 2023
Q2 2023

Solid balance sheet with $5M cash and cash equivalents, no debt, an unused $5M borrowing facility and positive net working capital.

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Investment Highlights

A Disruptive, Competitive Market

Inuvo operates in a $150B market, poised to take market share as the obsolescence of cookie & consumer data significantly impacts media spend.

Big Privacy Changes

Browser privacy started with Safari and Firefox, and Google Chrome is next, opening a window of opportunity for Inuvo's patented, cookieless technology.

Proven Performance

Inuvo not only solves privacy issues but is a more effective advertising solution overall, delivering performance that beats incumbent media by up to 67%.

All Digital Channels

Inuvo serves across any digital device, format, and channel including video, mobile, connected TV, linear TV, display, social, search and native.

Growth & Scalability

Inuvo experienced 26% YOY growth in 2022. Growth expected to scale with new & existing clients, combined with high margins/recurring revenue of SaaS business model.

Strong Balance Sheet

Inuvo has $5M in cash, NWC ratio 1:1, a receivables-based facility of $5M, no debt, an unused line of credit, and no present need to raise capital.

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Get in Touch!

Barry Lowenthal, President

Barry.Lowenthal@inuvo.com



Wally Ruiz, CFO

Wallace.Ruiz@inuvo.com



Investor Relations:
David K. Waldman/Natalya Rudman
Crescendo Communications, LLC
Email: INUV@crescendo-ir.com
Tel: (212) 671-1021